                                                                      SCHEDULE A
                         UNITED HEALTHCARE CORPORATION
               QUARTERLY ANALYSIS FOR THE QUARTER ENDED 03/31/95
                        (Unaudited)            (000's)


                                                                                                                 % CHANGE
                                                          3 MONTHS ENDED      %      3 MONTHS ENDED      %      03/31/94 to
                                                           03/31/95 (2)    REVENUE      03/31/94      REVENUE    03/31/95
                                                          --------------   -------   --------------   -------   -----------
REVENUES:

    PREMIUM .........................................         $1,004,489     91.0%         $804,991     89.1%         24.8%
    MANAGEMENT SERVICES .............................             65,224      5.9%           81,422      9.0%        (19.9%)
    INVESTMENT INCOME................................             34,122      3.1%           17,143      1.9%         99.0%
                                                              ----------    ------         --------    ------        ------
      TOTAL REVENUES ................................          1,103,835    100.0%          903,556    100.0%         22.2%
                                                              ----------    ------         --------    ------        ------

OPERATING EXPENSES:

    MEDICAL COSTS (1) ...............................            783,501     78.0%(1)       629,578     78.2%(1)      24.4%
    SELLING, GENERAL & ADMINISTRATION ...............            157,578     14.3%          143,366     15.9%          9.9%
    DEPRECIATION & AMORTIZATION .....................             19,665      1.8%           15,903      1.8%         23.7%
                                                              ----------    ------         --------    ------        ------
      TOTAL OPERATING EXPENSES ......................            960,744     87.0%          788,847     87.3%         21.8%
                                                              ----------    ------         --------    ------        ------

EARNINGS FROM OPERATIONS ............................            143,091     13.0%          114,709     12.7%         24.7%

INTEREST EXPENSE ....................................               (180)                      (568)                 (68.3%)
                                                              ----------                   --------                  ------

EARNINGS BEFORE INCOME TAXES AND MINORITY
  INTERESTS..........................................            142,911                    114,141                   25.2%

PROVISION FOR INCOME TAXES ..........................            (52,878)                   (43,067)                  22.8%

MINORITY INTERESTS ..................................               (601)                      (676)                 (11.1%)
                                                              ----------                   --------                  ------

NET EARNINGS ........................................         $   89,432                   $ 70,398                   27.0%
                                                              ==========                   ========                  ======

WEIGHTED AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING:                                             176,403                    174,507                    1.1%
                                                              ==========                   ========                  ======

EARNINGS PER SHARE:                                           $     0.51                   $   0.40                   27.5%
                                                              ==========                   ========                  ======

Note: All periods presented have been restated to include the results of Ramsay HMO Inc., and Complete Health Services Inc. in accordance with pooling of interests accounting. The Ramsay and Complete mergers occurred on May 31, 1994.

(1) Ratio of medical costs to premium revenue. Ratio includes health plans and United Behavioral Systems.
(2) Includes post acquisition operating results of GenCare Health Systems, Inc. acquired on January 3, 1995 and Group Sales and Service of Puerto Rico, Inc. acquired on February 28, 1995.

                                                                                                                       SCHEDULE B

                                                   UNITED HEALTHCARE CORPORATION
                                                     QUARTERLY TREND ANALYSIS
                                                            (Unaudited)
                                                              (000's)

                                                                                                          % CHG FROM
                                                  1ST QTR          %          2ND QTR          %           1ST QTR         3RD QTR
                                                   1994         REVENUE        1994         REVENUE          1994           1994
                                                 --------       -------      --------       -------       ----------      --------
REVENUES:
   PREMIUM....................................   $804,991         89.1%    $  835,702         89.0%             3.8%      $858,226
   MANAGEMENT SERVICES .......................     81,422          9.0%        77,552          8.2%            (4.8%)       59,820
   INVESTMENT INCOME..........................     17,143          1.9%        26,211          2.8%            52.9%        38,786
                                                 --------        ------    ----------        ------       ----------      --------
   TOTAL REVENUES.............................    903,556        100.0%       939,465        100.0%             4.0%       956,834
                                                 --------        ------    ----------        ------       ----------      --------
OPERATING EXPENSES:
   MEDICAL COSTS (1) .........................    629,578         78.2%(1)    652,266         78.1%(1)          3.6%       675,650
   SELLING, GENERAL & ADMIN...................    143,366         15.9%       148,168         15.8%             3.3%       133,462
   DEPRECIATION & AMORT.......................     15,903          1.8%        16,378          1.7%             3.0%        16,258
                                                 --------        ------    ----------        ------       ----------      --------
   TOTAL OPERATING EXPENSES...................    788,847         87.3%       816,812         86.9%             3.5%       825,370
                                                 --------        ------    ----------        ------       ----------      --------
EARNINGS FROM OPERATIONS......................    114,709         12.7%       122,653         13.1%             6.9%       131,464

INTEREST EXPENSE..............................       (568)                       (569)                          0.2%          (413)
MERGER COSTS (2)  ............................         --                     (35,940)(2)                         --            --
                                                 --------                  ----------                     ----------      --------
EARNINGS BEFORE INCOME TAXES, MINORITY
 INTERESTS AND EXTRAORDINARY GAIN.............    114,141                      86,144                         (24.5%)      131,051

PROVISION FOR INCOME TAXES....................    (43,067)                    (33,031)                        (23.3%)      (49,810)

MINORITY INTERESTS............................       (676)                       (457)                            --          (399)
                                                 --------                  ----------                     ----------      --------
NET EARNINGS BEFORE EXTRAORDINARY GAIN........     70,398                      52,656(2)                  See Note(2)       80,842

EXTRAORDINARY GAIN ON SALE OF SUBSIDIARY,
 NET OF INCOME TAXES OF $808,758 (3)..........         --                   1,377,075(3)                                        --
                                                 --------                  ----------                                     --------
NET EARNINGS .................................   $ 70,398                  $1,429,731                                     $ 80,842
                                                 ========                  ==========                                     ========
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING:                        174,507                     175,490                           0.6%       176,038
                                                 ========                  ==========                     ==========      ========
EARNINGS PER SHARE:
   NET EARNINGS BEFORE EXTRAORDINARY GAIN (2)    $   0.40                  $     0.30(2)                  See Note(2)     $   0.46
   EXTRAORDINARY GAIN (3)                              --                        7.85(3)                                        --
                                                 --------                  ----------                                     --------
   NET EARNINGS PER SHARE                        $   0.40                  $     8.15                                     $   0.46
                                                 ========                  ==========                                     ========

                                                             % CHG FROM                                   % CHG FROM
                                                     %        2ND QTR         4TH QTR          %           3RD QTR         1ST QTR
                                                  REVENUE       1994           1994         REVENUE          1994          1995(4)
                                                 --------    ----------      --------       -------       ----------      --------
REVENUES:
   PREMIUM....................................      89.7%          2.7%    $  877,317         90.5%             2.2%    $1,004,489
   MANAGEMENT SERVICES .......................       6.3%        (22.9%)       55,822          5.8%            (6.7%)       65,224
   INVESTMENT INCOME..........................       4.0%         48.0%        35,888          3.7%            (7.5%)       34,122
                                                 --------    ----------    ----------        ------       ----------    ----------
   TOTAL REVENUES.............................     100.0%          1.8%       969,027        100.0%             1.3%     1,103,835
                                                 --------    ----------    ----------        ------       ----------      --------
OPERATING EXPENSES:
   MEDICAL COSTS (1) .........................      78.7%(1)       3.6%       685,613         78.1%(1)          1.5%       783,501
   SELLING, GENERAL & ADMIN...................      13.9%         (9.9%)      130,653         13.5%            (2.1%)      157,578
   DEPRECIATION & AMORT.......................       1.7%         (0.7%)       15,540          1.6%            (4.4%)       19,665
                                                 --------    ----------    ----------        ------       ----------      --------
   TOTAL OPERATING EXPENSES...................      86.3%          1.0%       831,806         85.8%             0.8%       960,744
                                                 --------    ----------    ----------        ------       ----------      --------
EARNINGS FROM OPERATIONS......................      13.7%          7.2%       137,221         14.2%             4.4%       143,091

INTEREST EXPENSE..............................                   (27.4%)         (613)                         48.4%          (180)
MERGER COSTS (2)  ............................                       --            --                             --            --
                                                             ----------    ----------                     ----------      --------
EARNINGS BEFORE INCOME TAXES, MINORITY
 INTERESTS AND EXTRAORDINARY GAIN.............                    52.1%       136,608                           4.2%       142,911

PROVISION FOR INCOME TAXES....................                    50.8%       (51,914)                          4.2%       (52,878)

MINORITY INTERESTS............................                       --          (451)                            --          (601)
                                                             ----------    ----------                     ----------      --------
NET EARNINGS BEFORE EXTRAORDINARY GAIN........               See Note(2)       84,243                           4.2%        89,432

EXTRAORDINARY GAIN ON SALE OF SUBSIDIARY,
 NET OF INCOME TAXES OF $808,758 (3)..........                                     --                                           --
                                                                           ----------                                     --------
NET EARNINGS .................................                             $   84,243                           4.2%      $ 89,432
                                                                           ==========                     ==========      ========
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING:                                         0.3%       176,573                           0.3%       176,403
                                                             ==========    ==========                     ==========      ========
EARNINGS PER SHARE:
   NET EARNINGS BEFORE EXTRAORDINARY GAIN (2)                See Note(2)   $     0.48                           4.3%      $   0.51
   EXTRAORDINARY GAIN (3)                                                          --                                           --
                                                                           ----------                                     --------
   NET EARNINGS PER SHARE                                                  $     0.48                                     $   0.51
                                                                           ==========                                     ========

                                                             % CHG FROM
                                                     %        4TH QTR
                                                  REVENUE          1994
                                                 --------    ----------
REVENUES:
   PREMIUM....................................      91.0%         14.5%
   MANAGEMENT SERVICES .......................       5.9%         16.8%
   INVESTMENT INCOME..........................       3.1%         (4.9%)
                                                 --------        ------
   TOTAL REVENUES.............................     100.0%         13.9%
                                                 --------        ------
OPERATING EXPENSES:
   MEDICAL COSTS (1) .........................      78.0%(1)      14.3%
   SELLING, GENERAL & ADMIN...................      14.3%         20.6%
   DEPRECIATION & AMORT.......................       1.8%         26.5%
                                                 --------        ------
   TOTAL OPERATING EXPENSES...................      87.0%         15.5%
                                                 --------        ------
EARNINGS FROM OPERATIONS......................      13.0%          4.3%

INTEREST EXPENSE..............................                   (70.6%)
MERGER COSTS (2)  ............................                       --
                                                                 ------
EARNINGS BEFORE INCOME TAXES, MINORITY
 INTERESTS AND EXTRAORDINARY GAIN.............                     4.6%

PROVISION FOR INCOME TAXES....................                     1.9%

MINORITY INTERESTS............................                       --
                                                                 ------
NET EARNINGS BEFORE EXTRAORDINARY GAIN........                     6.2%

EXTRAORDINARY GAIN ON SALE OF SUBSIDIARY,
 NET OF INCOME TAXES OF $808,758 (3)..........

NET EARNINGS .................................                     6.2%
                                                                 ======
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING:                                        (0.1%)
                                                                 ======
EARNINGS PER SHARE:
   NET EARNINGS BEFORE EXTRAORDINARY GAIN (2)                      6.3%
   EXTRAORDINARY GAIN (3)

   NET EARNINGS PER SHARE

[FN]
Note: All periods presented have been restated to include the results of Ramsay
      HMO Inc., and Complete Health Services Inc. in accordance with pooling of interests accounting. The Ramsay and Complete mergers occurred on May 31, 1994.

(1) Ratio of medical costs to premium revenue. Ratio includes health plans and United Behavioral Systems.
(2) Second quarter 1994 merger costs include professional fees and other direct costs associated with the May, 1994 merger of United HealthCare Corporation and Ramsay HMO Inc., & Complete Health Services Inc. These costs were $35.9 million before tax, $22.3 million after tax, and reduced net earnings per share before extraordinary gain by $.13.
(3) On May 27, 1994, the Company completed the sale of its subsidiary Diversified Pharmaceutical Services to SmithKline Beecham for $2.3 billion, resulting in a net after tax gain of $1.38 billion or $7.85 EPS for the quarter. Post disposition results of DPS are not included.
(4) Includes post acquisition operating results of GenCare Health Systems, Inc. acquired on January 3, 1995 and Group Sales and Service of Puerto Rico, Inc. acquired on February 28, 1995.

                                                                      SCHEDULE C

                         UNITED HEALTHCARE CORPORATION
              QUARTERLY ANALYSIS  FOR THE QUARTER ENDED 03/31/95
                           LINE OF BUSINESS SUMMARY
                                  (Unaudited)
                                    (000's)

                                                                                                 % CHANGE
                                        3 MONTHS ENDED      %       3 MONTHS ENDED      %       03/31/94 to
                                         03/31/95 (1)    OF TOTAL      03/31/94      OF TOTAL    03/31/95
                                        --------------   --------   --------------   --------   -----------
REVENUES
- --------

    OWNED HEALTH PLANS                      $1,005,782      91.1%         $803,251      88.9%         25.2%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES                        92,812(2)    8.4%          149,824      16.6%        (38.1%)(2)

    CORPORATE, ELIMINATIONS  AND OTHER           5,241       0.5%          (49,519)     (5.5%)           --
                                            ----------     ------         --------     ------        ------
TOTAL REVENUE                               $1,103,835     100.0%         $903,556     100.0%         22.2%
                                            ==========     ======         ========     ======        ======
OPERATING INCOME
- ----------------

    OWNED HEALTH PLANS                      $  107,145      74.9%         $ 82,651      72.1%         29.6%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES                        17,176(2)   12.0%           23,443      20.4%        (26.7%)(2)

    CORPORATE, ELIMINATIONS  AND OTHER          18,770      13.1%            8,615       7.5%            --
                                            ----------     ------         --------     ------        ------
TOTAL OPERATING INCOME                      $  143,091     100.0%         $114,709     100.0%         24.7%
                                            ==========     ======         ========     ======        ======
OPERATING MARGIN
- ----------------

    OWNED HEALTH PLANS                           10.7%                       10.3%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES                         18.5%                       15.6%
                                            ----------                    --------
TOTAL OPERATING MARGIN                           13.0%                       12.7%
                                            ==========                    ========

Note: All periods presented have been restated to include the results of Ramsay HMO Inc., and Complete Health Services Inc. in accordance with pooling of interests accounting. The Ramsay and Complete mergers occurred on May 31, 1994.

(1) Includes post acquisition operating results of GenCare Health Systems, Inc. acquired on January 3, 1995 and Group Sales and Service of Puerto Rico, Inc. acquired on February 28, 1995.

(2) Excludes the post disposition results of Diversified Pharmaceutical Services, which was sold on May 27, 1994.

                                                                      SCHEDULE D

                         UNITED HEALTHCARE CORPORATION
                      LINE OF BUSINESS SUMMARY - HISTORY
                                    (000's)

                                                                                      1994
                                                ===================================================================================
                                                 1ST QTR    % OF    2ND QTR     % OF    % CHG FROM    3RD QTR    % OF    % CHG FROM
                                                            TOTAL               TOTAL   1ST QTR 94               TOTAL   2ND QTR 94
                                                -----------------------------------------------------------------------------------
REVENUES
    OWNED HEALTH PLANS                          $803,251    88.9%   $831,819    88.5%         3.6%   $852,746    89.1%         2.5%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES (1)                     149,824    16.6%    133,892(1) 14.3%       (10.6%)    86,392(1)  9.0%       (35.5%)

    CORPORATE, ELIMINATIONS AND OTHER            (49,519)   (5.5%)   (26,246)   (2.8%)      ------     17,696    10.9%       ------
                                                -----------------------------------------------------------------------------------
TOTAL REVENUE                                   $903,556   100.0%   $939,465   100.0%         4.0%   $956,834   100.0%         1.8%
                                                ===================================================================================
OPERATING INCOME

    OWNED HEALTH PLANS                          $ 82,651    72.1%   $ 85,231    69.5%         3.1%   $ 88,141    67.0%         3.4%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES (1)                      23,443    20.4%     19,687(1) 16.0%       (16.0%)    14,242(1) 10.9%       (27.7%)

    CORPORATE, ELIMINATIONS AND OTHER              8,615     7.5%     17,735    14.5%       ------     29,081    22.1%       ------
                                                -----------------------------------------------------------------------------------
TOTAL OPERATING INCOME                          $114,709   100.0%   $122,653   100.0%         6.9%   $131,464   100.0%         7.2%
                                                ===================================================================================

OPERATING MARGIN

    OWNED HEALTH PLANS                              10.3%               10.2%                            10.3%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES (1)                        15.6%               14.7%(1)                         16.5%(1)
                                                --------            --------                         --------
TOTAL OPERATING MARGIN                              12.7%               13.1%                            13.7%
                                                ========            ========                         ========
FOR INFORMATION PURPOSES ONLY
- -----------------------------

INVESTMENT INCOME INCLUDED IN LINE OF BUSINESS ABOVE:

    OWNED HEALTH PLANS                          $  7,869            $  8,471                  7.7%   $  8,447                 (0.3%)

    CORPORATE, ELIMINATIONS AND OTHER              9,274              17,740                 91.3%     30,339                 71.0%
                                                -----------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                         $ 17,143            $ 26,211                 52.9%   $ 38,786                 48.0%
                                                ===================================================================================
RATIOS
- -------------------------------------

COMBINED SG & A RATIO (2)                           10.9%               10.9%                            10.6%
HEALTH PLAN MEDICAL LOSS RATIO (3)                  79.5%               79.1%                            79.4%

                                                                                                    1995
                                                ================================ =================================================
                                                 4TH QTR    % OF    % CHG FROM   1ST QTR        % OF     % CHG FROM     % CHG FROM
                                                            TOTAL   3RD QTR 94                  TOTAL    4TH QTR 94     1ST QTR 94
                                                -------------------------------- -------------------------------------------------
REVENUES

    OWNED HEALTH PLANS                          $870,730    89.9%         2.1%   $1,005,782(4)  91.1%         15.5%          25.2%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES (1)                      86,001(1)  8.9%        (0.5%)      92,812(1)   8.4%          7.9%         (38.1%)

    CORPORATE, ELIMINATIONS AND OTHER             12,296     1.2%    ---------        5,241      0.5%     ---------      ---------
                                                -------------------------------- -------------------------------------------------
TOTAL REVENUE                                   $969,027   100.0%         1.3%   $1,103,835    100.0%         13.9%          22.2%
                                                ================================ =================================================
OPERATING INCOME

    OWNED HEALTH PLANS                          $ 96,038    70.0%         9.0%   $  107,145(4)  74.9%         11.6%          29.6%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES (1)                      14,622(1) 10.7%         2.7%       17,176(1)  12.0%         17.5%         (26.7%)

    CORPORATE, ELIMINATIONS AND OTHER             26,561    19.3%    ---------       18,770     13.1%     ---------      ---------
                                                -------------------------------- -------------------------------------------------
TOTAL OPERATING INCOME                          $137,221   100.0%         4.4%   $  143,091    100.0%          4.3%          24.7%
                                                ================================ =================================================

OPERATING MARGIN

    OWNED HEALTH PLANS                             11.0%                              10.7%

    MANAGED HEALTH PLAN AND
      SPECIALTY SERVICES (1)                       17.0%(1)                           18.5%
                                                -----------                      -----------
TOTAL OPERATING MARGIN                             14.2%                              13.0%
                                                ===========                      ===========
FOR INFORMATION PURPOSES ONLY

INVESTMENT INCOME INCLUDED IN LINE OF BUSINESS ABOVE:

    OWNED HEALTH PLANS                             9,906                 17.3%   $   12,387                   25.0%          57.4%

    CORPORATE, ELIMINATIONS AND OTHER             25,982                (14.4%)      21,735                  (16.3%)        134.4%
                                                -------------------------------- -------------------------------------------------
TOTAL INVESTMENT INCOME                         $ 35,888                 (7.5%)  $   34,122                   (4.9%)         99.0%
                                                ================================ =================================================
RATIOS
- ------------------------------------------

COMBINED SG & A RATIO (2)                          10.3%                              10.8%
HEALTH PLAN MEDICAL LOSS RATIO (3)                 79.1%                              78.9%

Note: All periods presented have been restated to include the results of Ramsay HMO Inc., and Complete Health Services Inc. in accordance with pooling of interests accounting. The Ramsay and Complete mergers occurred on May 31, 1994.

(1) Excludes the post disposition results of Diversified Pharmaceutical Services, which was sold on May 27, 1994.
(2) Total selling, general & administrative expense for Owned and Managed Health Plans as a percent of combined premium revenue for Owned and Managed Health Plans.
(3)  Ratio for owned health plans only.
(4) Includes post acquisition operating results of GenCare Health Systems, Inc. acquired on January 3, 1995 and Group Sales and Service of Puerto Rico, Inc. acquired on February 28, 1995.

                                                                                                                       SCHEDULE E

                                                   UNITED HEALTHCARE CORPORATION
                                                        QUARTERLY ANALYSIS
                                                           BALANCE SHEET
                                                            (Unaudited)
                                                              (000's)


SUMMARY BALANCE SHEET                               12/31/91   12/31/92(1)   03/31/93(2)      06/30/93      09/30/93      12/31/93
_____________________                              ---------  -------------  ------------  ------------  ------------  ------------
CASH & SHORT-TERM INVESTMENTS                       $341,404    $  411,716    $  340,737    $  263,282    $  238,121    $  400,870
OTHER CURRENT ASSETS                                 103,253       125,780       172,342       198,358       197,715       213,098
LONG-TERM INVESTMENTS                                174,770       511,860       586,627       691,210       762,939       768,563
OTHER LONG-TERM ASSETS                               182,046       271,818       365,295       372,045       376,214       404,823
                                                    --------    ----------    ----------    ----------    ----------    ----------
                TOTAL ASSETS                        $801,473    $1,321,174    $1,465,001    $1,524,895    $1,574,989    $1,787,354
                                                    ========    ==========    ==========    ==========    ==========    ==========

MEDICAL SERVICES PAYABLE                            $223,741    $  328,592    $  391,625    $  398,587    $  401,578    $  459,201
UNEARNED PREMIUMS                                     42,343        60,808        30,308        32,293        20,456        70,844
OTHER CURRENT LIABILITIES/INCOME TAXES PAYABLE        64,603        81,240       126,987       122,879       121,025       128,689
TAXES PAYABLE - GAIN ON SALE OF SUBSIDIARY                --            --            --            --            --            --
OTHER LONG-TERM LIABILITIES                           41,649        24,132        42,044        41,032        40,095        39,099
                                                    --------    ----------    ----------    ----------    ----------    ----------
                TOTAL LIABILITIES                    372,336       494,772       590,964       594,791       583,154       697,833

MINORITY INTERESTS                                     2,341         3,499         4,103         3,091         3,536         4,111

SHAREHOLDERS' EQUITY                                 426,796       822,903       869,934       927,013       988,299     1,085,410
                                                    --------    ----------    ----------    ----------    ----------    ----------
                TOTAL LIABILITIES & EQUITY          $801,473    $1,321,174    $1,465,001    $1,524,895    $1,574,989    $1,787,354
                                                    ========    ==========    ==========    ==========    ==========    ==========

SUMMARY BALANCE SHEET                               03/31/94   06/30/94(3)      09/30/94      12/31/94   03/31/95(4)
_____________________                             ----------  -------------  ------------  ------------  ------------
CASH & SHORT-TERM INVESTMENTS                     $  377,628    $2,347,177    $1,843,727    $1,654,336    $  945,073
OTHER CURRENT ASSETS                                 231,924       238,019       218,874       253,879       276,678
LONG-TERM INVESTMENTS                                814,844     1,032,524     1,020,897     1,115,054     1,488,750
OTHER LONG-TERM ASSETS                               460,127       448,672       445,559       466,210       990,330
                                                  ----------    ----------    ----------    ----------    ----------
                TOTAL ASSETS                      $1,884,523    $4,066,392    $3,529,057    $3,489,479    $3,700,831
                                                  ==========    ==========    ==========    ==========    ==========

MEDICAL SERVICES PAYABLE                          $  455,627    $  441,043    $  437,174    $  443,559    $  479,027
UNEARNED PREMIUMS                                     76,174        31,018        68,300        70,718        87,911
OTHER CURRENT LIABILITIES/INCOME TAXES PAYABLE       149,624       155,486       120,899       134,025       199,186
TAXES PAYABLE - GAIN ON SALE OF SUBSIDIARY                --       808,758       171,758        16,000            --
OTHER LONG-TERM LIABILITIES                           38,259        27,123        23,956        24,275        25,142
                                                  ----------    ----------    ----------    ----------    ----------
                TOTAL LIABILITIES                    719,684     1,463,428       822,087       688,577       791,266

MINORITY INTERESTS                                     4,788         5,048         5,197         5,446         5,846

SHAREHOLDERS' EQUITY                               1,160,051     2,597,916     2,701,773     2,795,456     2,903,719
                                                  ----------    ----------    ----------    ----------    ----------
                TOTAL LIABILITIES & EQUITY        $1,884,523    $4,066,392    $3,529,057    $3,489,479    $3,700,831
                                                  ==========    ==========    ==========    ==========    ==========

Note: All periods presented have been restated to include the results of HMO
      America, Inc., Ramsay HMO Inc., and Complete Health Services Inc. in accordance with pooling of interests accounting. UHC and HMO America merged on August 31, 1993. The Ramsay and Complete mergers occurred on May 31, 1994.

(1) Physicians Health Plan of Ohio, Inc. (Columbus, OH) was acquired in January, 1992. Also, the Company completed a public offering of 5,000,000 shares of common stock in March, 1992, raising net proceeds of approximately $196,000,000.
(2) Western Ohio HealthCare Corporation (Dayton, OH) was acquired in January, 1993.
(3) On May 27, 1994, the Company completed the sale of its subsidiary Diversified Pharmaceutical Services to SmithKline Beecham for $2.3 billion, resulting in a net after tax gain of $1.38 billion or $7.86 EPS.
(4) GenCare Health Systems, Inc. (St. Louis) was acquired in January, 1995. Group Sales and Service of Puerto Rico, Inc. was acquired in February, 1995.

                                                                                                                 SCHEDULE F

                                                   UNITED HEALTHCARE CORPORATION
                                                     QUARTERLY TREND ANALYSIS
                                                            ENROLLMENT


                                                                      DEC          JAN          MAR           DEC
HEALTH PLANS                                                         1993         1994          1994          1994
- -----------------------------------------------------            -----------   -----------   -----------   -----------
  OWNED (1)              - COMMERCIAL
                                INSURED                            1,459,000     1,526,000     1,542,000     1,668,000
                                SELF FUNDED                           62,000       113,000       118,000       123,000
                                                                  ----------    ----------    ----------    ----------
                                TOTAL COMMERCIAL                   1,521,000     1,639,000     1,660,000     1,791,000

                         - MEDICARE                                   98,000        98,000        99,000       109,000
                         - MEDICAID                                  239,000       239,000       252,000       285,000
                                                                  ----------    ----------    ----------    ----------
                                TOTAL OWNED ENROLLMENT             1,858,000     1,976,000     2,011,000     2,185,000

  MANAGED                - COMMERCIAL
                                INSURED                              742,000       753,000       760,000       796,000
                                SELF FUNDED                          110,000       118,000       125,000       144,000
                                                                  ----------    ----------    ----------    ----------
                                TOTAL COMMERCIAL                     852,000       871,000       885,000       940,000

                         - MEDICARE                                   79,000        79,000        78,000        77,000
                         - MEDICAID                                   46,000        45,000        45,000        47,000
                                                                  ----------    ----------    ----------    ----------
                                TOTAL MANAGED ENROLLMENT             977,000       995,000     1,008,000     1,064,000

  TOTAL                  - COMMERCIAL
                                INSURED                            2,201,000     2,279,000     2,302,000     2,464,000
                                SELF FUNDED                          172,000       231,000       243,000       267,000
                                                                  ----------    ----------    ----------    ----------
                                TOTAL COMMERCIAL                   2,373,000     2,510,000     2,545,000     2,731,000


                         - MEDICARE                                  177,000       177,000       177,000       186,000
                         - MEDICAID                                  285,000       284,000       297,000       332,000
                                                                  ----------    ----------    ----------    ----------
                                                                   2,835,000     2,971,000     3,019,000     3,249,000
                                                                  ==========    ==========    ==========    ==========
SPECIALTY MANAGED CARE SERVICES COMPANIES
- -------------------------------------------------------

UNITED BEHAVIORAL SYSTEMS                                          2,373,000     2,618,000     2,710,000     2,962,000

HEALTHMARC                                                         1,863,000     1,863,000     1,852,000     2,144,000

UNITED RESOURCE NETWORKS                                          12,885,000    13,087,000    13,289,000    15,633,000

INSTITUTE FOR HUMAN RESOURCES                                      2,078,000     2,385,000     2,367,000     2,585,000


                                                                                             % CHANGE      % CHANGE
                                                                     JAN           MAR        DEC 94 to     MAR 94 to
HEALTH PLANS                                                       1995 (2)      1995 (3)      MAR 95        MAR 95
- -------------------------------------------------------          -----------   -----------   -----------   -----------
  OWNED (1)              - COMMERCIAL
                                INSURED                            1,940,000     2,094,000          25.5%         35.8%
                                SELF FUNDED                          193,000(2)    197,000          60.2%(2)      66.9%(2)
                                                                  ----------    ----------    ----------    ----------
                                TOTAL COMMERCIAL                   2,133,000     2,291,000          27.9%         38.0%

                         - MEDICARE                                  111,000       114,000           4.6%         15.2%
                         - MEDICAID                                  291,000       297,000           4.2%         17.9%
                                                                  ----------    ----------    ----------    ----------
                                TOTAL OWNED ENROLLMENT             2,535,000     2,702,000          23.7%         34.4%

  MANAGED                - COMMERCIAL
                                INSURED                              845,000       862,000           8.3%         13.4%
                                SELF FUNDED                          167,000       171,000          18.8%         36.8%
                                                                  ----------    ----------    ----------    ----------
                                TOTAL COMMERCIAL                   1,012,000     1,033,000           9.9%         16.7%

                         - MEDICARE                                   77,000        76,000          -1.3%         -2.6%
                         - MEDICAID                                   50,000        52,000          10.6%         15.6%
                                                                  ----------    ----------    ----------    ----------
                                TOTAL MANAGED ENROLLMENT           1,139,000     1,161,000           9.1%         15.2%

  TOTAL                  - COMMERCIAL
                                INSURED                            2,785,000     2,956,000          20.0%         28.4%
                                SELF FUNDED                          360,000       368,000          37.8%         51.4%
                                                                  ----------    ----------    ----------    ----------
                                TOTAL COMMERCIAL                   3,145,000     3,324,000          21.7%         30.6%

                         - MEDICARE                                  188,000       190,000           2.2%          7.3%
                         - MEDICAID                                  341,000       349,000           5.1%         17.5%
                                                                  ----------    ----------    ----------    ----------
                                       TOTAL HEALTH PLANS          3,674,000     3,863,000          18.9%         28.0%
                                                                  ==========    ==========    ==========    ==========
SPECIALTY MANAGED CARE SERVICES COMPANIES
_________________________________________

UNITED BEHAVIORAL SYSTEMS                                          3,074,000     3,228,000           9.0%         19.1%

HEALTHMARC                                                         2,235,000     2,001,000          -6.7%          8.0%

UNITED RESOURCE NETWORKS                                          15,986,000    16,240,000           3.9%         22.2%

INSTITUTE FOR HUMAN RESOURCES                                      2,804,000     2,917,000          12.8%         23.2%

(1) Consistent with pooling accounting, all periods presented have been restated to include the enrollment of Ramsay HMO Inc., and
    Complete Health Services Inc. The Ramsay and Complete mergers occurred on May 31, 1994.

(2) Includes GenCare Health Systems, Inc. acquired on January 3, 1995. GenCare had 230,000 enrollees (39,800 self funded enrollees)
    as of January, 1995. Consistent with purchase accounting, no prior period restatement was made.

(3) Group Sales and Service (133,000 enrollees as of March, 1995) was acquired on February 28, 1995. Consistent with purchase accounting, no prior restatement was made.